UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-22742

(Investment Company Act File Number)

Principal Real Estate Income Fund

(Exact Name of Registrant as Specified in Charter)

1290 Broadway, Suite 1100

Denver, CO 80203

(Address of Principal Executive Offices)

Sharon Akselrod

Principal Real Estate Income Fund

1290 Broadway, Suite 1100

Denver, CO 80203

(Name and Address of Agent for Service)

(303) 623-2577

(Registrant’s Telephone Number)

Date of Fiscal Year End: October 31

Date of Reporting Period: April 30, 2019

Item 1.	Reports to Stockholders.

Principal

Principal Real Estate Income Fund (PGZ)

Semi-Annual Report

April 30, 2019

Section 19(b) disclosure

April 30, 2019 (Unaudited)

The Principal Real Estate Income Fund (the “Fund”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Trustees (the “Board”), have adopted a plan, consistent with the Fund’s investment objectives and policies, to support a level monthly distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund currently distributes $0.11 per share on a monthly basis.

The fixed amount distributed per share is subject to change at the discretion of the Fund’s Board. Under the Plan, the Fund will distribute all available investment income to its shareholders, consistent with the Fund’s primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate the Fund’s Plan at any time without prior notice if it deems such action to be in the best interest of either the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if a Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Fund’s prospectus for a more complete description of its risks.

Please refer to the Additional Information section in this shareholder report for a cumulative summary of the Section 19(a) notices for the Fund’s current fiscal period. Section 19(a) notices for the Fund, as applicable, are available on the Principal Real Estate Income Fund’s website; www.principalcef.com.

Table of contents

Performance Overview	2
Statement of Investments	9
Statement of Assets and Liabilities	15
Statement of Operations	16
Statements of Changes in Net Assets	17
Statement of Cash Flows	18
Financial Highlights	20
Notes to Financial Statements	22
Dividend Reinvestment Plan	31
Additional Information
Portfolio holdings	33
Proxy voting	33
Section 19(a) notices	33
Stockholder Meeting Results	34
Unaudited tax information	34
Data privacy policies and procedures	34
Custodian and transfer agent	35
Legal counsel	35
Independent registered public accounting firm	35

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and exchange commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.principalcef.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or, if you invest directly with the Fund, you can call 855-552-6280 to request that you continue to receive paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by contacting the Fund directly at 855-552-6280.

www.principalcef.com

Principal Real Estate Income Fund	Performance Overview

April 30, 2019 (Unaudited)

PERFORMANCE OVERVIEW

Principal Real Estate Income Fund (“PGZ” or the “Fund”) was launched June 25, 2013. As of April 30, 2019, the Fund was 64% allocated to commercial mortgage backed securities (“CMBS”) and 35% allocated to real estate securities, primarily real estate investment trusts (“REITs”). For the 6-month period ended April 30, 2019, the Fund delivered a net return, at market price, of 14.74%, assuming dividends are reinvested back into the Fund, based on the closing share price of $18.76 on April 30, 2019. This compares to the return of the S&P 500® Index, over the same time-period, of 9.76% assuming dividends are reinvested into the index. This also compares to the return of the Barclays U.S. Aggregate Bond Index of 5.49% and the MSCI World Index of 8.83%.

The April 30, 2019 closing market price of $18.76 represented a 11.0% discount to the Fund’s Net Asset Value (“NAV”). This compares to an average 7.14% discount for equity real estate closed-end funds and a 0.39% discount for mortgage-backed securities closed-end funds (source: Bloomberg). These discounts to NAV reflect the volatility that has occurred in the closed-end fund market since June 2013, as expectations for higher interest rates have negatively impacted the attractiveness of the market.

Based on NAV, the Fund returned 11.98%, including dividends, for the 6-month period ended April 30, 2019. The market themes that dominated the market during this period was 1) 10-year treasury rates falling 0.64% to end the period at 2.51%; 2) a Fed induced recession-fear spike in volatility the last week in December; and 3) a Fed induced recovery after a pause in 2019 rate hikes was announced in January. During the period, 10-year interest rates ranged from 2.37% to 3.24% with the low in rates occurring five weeks before the end of the period and the high in rates occurring the first week of the period. During this same period, the VIX averaged 18 with elevated volatility the first six weeks of the period and ultimately spiking the last two weeks of December when VIX went from 21 to an intra-period high of 36. Volatility subsided after the spike on December 24th, 2018 to end the period at 13.

Conduit CMBS issuance of $18.8B was down 13% for the 6-month period ended April 30, 2019 compared to $21.8B for the same period ended April 30, 2018. The slower pace of new issuance helped demand overwhelm supply for the last four months of the period which helped spreads recover from the late December market dislocation that materially widened credit spreads to end the year. To end the period, AAA spreads were 3bps tighter, AA spreads were 11bps wider, A spreads were 18bps wider and BBB spreads were 39bps wider resulting in the credit curve between AAA and BBB CMBS widening 42 bps.

Global REITS as represented by the FTSE EPRA/NAREIT Developed Index returned 11.3% outperforming broader equities (MSCI World Index) which returned 8.83%. Dovish pivots from central banks, the prospect of a trade deal to resolve US-China trade tensions, and accelerated economic stimulus from China drove the sharp rebound in risk appetite in the face of mixed economic data. The decline in US bond yields helped alleviated concerns that rates would move appreciably higher which drove a rally in REITs.

CMBS

The CMBS holdings within the Fund returned approximately 7.97% for the 6 months ended April 30, 2019. The main drivers of returns for the period were the rally in interest rates, a steeper credit curve as AAA spreads ended the period 3bps tighter and BBB spreads ended the period 39bps wider and the positive technical of lower new issue supply. While lower interest rates were a tailwind for returns, CMBS credit spreads did not fully recover from the market dislocation at the end of 2018. This spike in volatility and material widening in credit spreads, including CMBS, was driven by elevated recession fears in the face of lower growth expectations and the potential for three interest rate hikes being signaled by the Federal Reserve. For the two months ending December 31, 2018, AAA spreads were 22bps wider, AA spreads were 52bps wider, A spreads were 107bps wider and BBB spreads were 162bps wider in sympathy with lower equity prices and wider corporate bond spreads. The market began to recover in January as the Fed announced a pause in rate hikes and recession fears began to subside. The recovery in CMBS spreads was even more supported by the fact that there was no new issue CMBS deals in January and total issuance for the first four months of 2019 being down 13% compared to the same period in 2018. This positive technical and the market recovery helped AAA spreads tighten 25bps, AA spreads tighten 41bps, A spreads tighten 89bps and BBB spreads tighten 123bps since January 1, 2019.

2	www.principalcef.com

Principal Real Estate Income Fund	Performance Overview

April 30, 2019 (Unaudited)

The strong credit performance of CMBS loans originated since 2011 also continued to help support the bid for CMBS credit relative to alternatives. The delinquency rate on post-crisis loans ended the period at 0.89% which is strong compared to pre-crisis vintages and reflects more conservative underwriting on post-crisis loans, a steeper delinquency curve as loans reach 4-5 years of seasoning and the strong recovery in commercial real estate fundamentals since 2012.

We believe the outlook for CMBS remains positive looking forward based on our positive outlook for real estate fundamentals driving property level income growth over the next 1-2 years and the fact that ten-year CMBS loans are at a cyclical trough for maturities. There were no CMBS deals issued in 2009 and just over $10B in 2010 which is driving the trough in maturities and should help limit the CMBS market’s exposure to the risk of loan maturity defaults if the economy would go into recession over the next two years. In our view, this should help support CMBS credit spreads relative to fixed income alternatives that may be more exposed to bond maturities in a potential downturn.

GLOBAL REAL ESTATE SECURITIES

The global real estate securities holdings within the Fund returned approximately 11.49%.

All three regions of the world positively contributed to returns and the large allocation to US real estate stocks benefited the Fund as confidence that interest rates will stay lower for longer removed a common source of concern for the group in recent years. Attractive yield and defensive exposure to net lease stocks helped deliver positive returns in the US. Healthy fundamentals continue to support the portfolio’s exposure to US apartments and specialized residential. The portfolio also made a notable change during the period increasing its weight to residential development companies in Hong Kong on the view the stocks were too deeply discounted in light of our expectations of improved new sales during the seasonally important Chinese New Year period. This move proved correct and we see scope for Hong Kong developers to continue outperforming as home value declines have stabilized and new sales volumes firming. In continental Europe, the portfolio is concentrated and benefits from higher growth markets in Spain, Germany, and France.

A headwind for the REIT portfolio was exposure to US retail where weak results and store closings weigh on the landscape. In addition, the portfolio was hurt from holding Leopalace21 Corporation, a Japanese developer stock that, in the period, collapsed on construction deficiencies, resultant occupancy, and repair concerns.

Semi-Annual Report | April 30, 2019	3

Principal Real Estate Income Fund	Performance Overview

April 30, 2019 (Unaudited)

Economic and trade related uncertainties have driven a dovish pivot by central banks globally. At the same time, there are emergent signs that a trade resolution may be on the cards and China stimulus seems to be gaining traction with the most recent Chinese manufacturing PMI reading in expansionary territory. A combination of benign interest rates and stabilizing growth should present supportive conditions for equity markets and interest rate sensitives such as REITs. Looking out beyond the potential near term stabilization in economic data and relief over a trade deal, however, many key global economies are in the late stages of a prolonged economic expansion and there remain political risks related to Brexit and Italy that could once again throw markets off course.

We remain constructive on REITs given our belief that we are late in the cycle, a period that has historically favored REITs against general equities as the market starts to price in a possible end to monetary tightening in the near future and potentially even the prospect of monetary loosening. We expect the recent increase in volatility to persist given the sustained uncertainties around politics, and growth. Although a trade deal of sorts may be struck soon, it will be difficult for the US and China to fully resolve fundamental differences relating to technology and intellectual property and these frictions could eventually come back to roost.

Nevertheless, we believe volatility creates dislocations that our bottom-up stock selection has a proven ability to exploit. We remain steadfast in our investment approach of emphasizing owning companies with favorable supply-demand conditions, durable income streams, strong balance sheets, and demonstrated track records of creating shareholder value when we can purchase them at reasonable valuation levels. We are confident our disciplined approach of bottom-up stock selection will allow us to identify attractive investments amidst this elevated macroeconomic uncertainty and benefit patient investors over the medium-to-longer term.

4	www.principalcef.com

Principal Real Estate Income Fund	Performance Overview

April 30, 2019 (Unaudited)

References:

The Premium/Discount is the amount (stated in dollars or percent) by which the selling or purchase price of a fund is greater than (premium) or less than (discount) its face amount/value or net asset value (NAV).

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. The duration number is a calculation involving present value, yield, coupon, final maturity and call features. The bigger the duration number, the greater the interest-rate risk or reward for bond prices. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices.

S&P 500® Index – A large cap U.S. equities index that includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

Bloomberg Barclays U.S. Aggregate Bond Index – A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass throughs), ABS, and CMBS.

MSCI World Index – MSCI’s market capitalization weighted index is composed of companies representative of the market structure of 23 developed market countries in North America, Europe, and the Asia/Pacific Region.

FTSE EPRA/NAREIT Developed NTR Index – A modified market capitalization weighted index, based on free float market capitalization designed to measure the stock performance of companies engaged in specific real estate activities of the North American, European and Asian real estate markets.

The Cboe Volatility Index® (VIX® Index®) is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices. Since its introduction in 1993, the VIX Index has been considered by many to be the world's premier barometer of investor sentiment and market volatility.

Basis point (bps) refers to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01%, or 0.0001, and is used to denote the percentage change in a financial instrument.

A bond rating is a grade given to bonds by private, independent ratings services that indicates their credit quality. Investment grade bonds range from AAA to BBB- and will usually see bond yields increase as ratings decrease.

Issuance information – JPMorgan

Semi-Annual Report | April 30, 2019	5

Principal Real Estate Income Fund	Performance Overview

April 30, 2019 (Unaudited)

PERFORMANCE as of April 30, 2019

TOTAL RETURNS(1)	CUMULATIVE	AVERAGE ANNUAL
Fund	6 Month	1 Year	3 Year	5 Year	Since Inception(2)
Net Asset Value (NAV)(3)	11.98%	17.85%	12.76%	9.97%	11.09%
Market Price(4)	14.74%	20.66%	12.32%	9.14%	8.04%
Bloomberg Barclays U.S. Aggregate Bond Index	5.49%	5.29%	1.90%	2.57%	2.87%
MSCI World Index	8.83%	6.48%	11.39%	7.31%	9.79%

(1)	Total returns assume reinvestment of all distributions.
(2)	The Fund commenced operations on June 25, 2013.
(3)	Performance returns are net of management fees and other Fund expenses.
(4)	Market price is the value at which the Fund trades on an exchange. This market price can be higher or lower than its NAV.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 855.838.9485.

Total Annual Expense Ratio as a Percentage of Net Assets Attributable to Common Shares including interest expense, as of April 30, 2019, 3.63%.

Total Annual Expense Ratio as a Percentage of Net Assets Attributable to Common Shares excluding interest expense, as of April 30, 2019, 2.07%.

The Fund is a closed-end fund and does not continuously issue shares for sale as open-end mutual funds do. Since the initial public offering, the Fund now trades only in the secondary market. Investors wishing to buy or sell shares need to place orders through an intermediary or broker and additional charges or commissions will apply. The share price of a closed-end fund is based on the market’s value.

Distributions may be paid from sources of income other than ordinary income, such as net realized short-term capital gains, net realized long-term capital gains and return of capital. Based on current estimates, distributions have been paid in the current fiscal year from net investment income and return of capital. The actual amounts and sources of the amounts for tax purposes will depend upon a Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year.

Indices are unmanaged; their returns do not reflect any fees, expenses, or sales charges.

An investor cannot invest directly in an index.

ALPS Advisors, Inc. is the investment adviser to the Fund.

ALPS Portfolio Solutions Distributor, Inc. is a FINRA member.

Principal Real Estate Investors, LLC is the investment sub-adviser to the Fund. Principal Real Estate Investors, LLC is not affiliated with ALPS Advisors, Inc. or any of its affiliates.

Secondary market support provided to the Fund by ALPS Fund Services, Inc.’s affiliate, ALPS Portfolio Solutions Distributor, Inc., FINRA Member

6	www.principalcef.com

Principal Real Estate Income Fund	Performance Overview

April 30, 2019 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

The graph below illustrates the growth of a hypothetical $10,000 investment assuming the purchase of common shares of beneficial interest at the closing market price (NYSE: PGZ) of $20.00 on June 25, 2013 (the date of commencement of operations), and tracking its progress through April 30, 2019.

Past performance does not guarantee future results. Performance will fluctuate with changes in market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

SECTOR ALLOCATION^

^	Holdings are subject to change.

Percentages are based on total investments of the Fund.

Semi-Annual Report | April 30, 2019	7

Principal Real Estate Income Fund	Performance Overview

April 30, 2019 (Unaudited)

GEOGRAPHIC BREAKDOWN as of April 30, 2019

% of Total Investments
United States	81.37%
Japan	4.52%
Canada	2.39%
Hong Kong	2.25%
Australia	1.76%
France	1.52%
Spain	1.23%
Great Britain	1.19%
Germany	1.07%
Singapore	0.56%
Netherlands	0.54%
Mexico	0.53%
Luxembourg	0.44%
Jersey	0.35%
Poland	0.16%
Ireland	0.12%
100.00%

Holdings are subject to change.

8	www.principalcef.com

Principal Real Estate Income Fund	Statement of Investments

April 30, 2019 (Unaudited)

Description	Shares	Value (Note 2)
COMMON STOCKS (49.38%)
Computer Software (0.76%)
InterXion Holding NV(a)	15,930	$1,102,197

Hotels & Motels (0.93%)
Extended Stay America, Inc.	58,500	1,047,735
Hilton Worldwide Holdings, Inc.	3,437	298,985
		1,346,720
Private Equity (0.12%)
Centuria Industrial REIT	85,000	180,961

Real Estate Management/Services (2.21%)
Deutsche Wohnen AG	24,695	1,109,856
Mitsubishi Estate Co., Ltd.	124,900	2,102,877
		3,212,733
Real Estate Operation/Development (6.76%)
ADO Properties SA(b)(c)	4,241	222,614
Aroundtown SA	112,449	911,364
Atrium European Real Estate, Ltd.	184,021	714,137
Echo Investment SA	328,924	332,672
Empiric Student Property PLC	171,428	209,236
Essential Properties Realty Trust, Inc.	91,132	1,884,610
LEG Immobilien AG	4,500	523,647
Leopalace21 Corp.(a)	212,900	359,309
Mitsui Fudosan Co., Ltd.	69,800	1,608,480
New World Development Co., Ltd.	1,060,000	1,753,875
Sun Hung Kai Properties, Ltd.	55,500	957,921
TLG Immobilien AG	12,000	353,304
		9,831,169
REITS-Apartments (6.47%)
Apartment Investment & Management Co., Class A	17,808	879,003
AvalonBay Communities, Inc.	8,600	1,727,998
Essex Property Trust, Inc.	3,800	1,073,500
Independence Realty Trust, Inc.	227,950	2,413,990
Invincible Investment Corp.	700	353,786
Invitation Homes, Inc.	81,772	2,032,852
Irish Residential Properties REIT PLC	140,000	248,098
Kenedix Residential Next Investment Corp.	280	452,193
Minto Apartment Real Estate Investment Trust	15,444	222,951
		9,404,371
REITS-Diversified (12.23%)
Altarea SCA	5,469	1,155,652
Arena REIT	531,139	1,097,070
Charter Hall Group	29,967	207,239
Covivio	8,600	930,816

Semi-Annual Report | April 30, 2019	9

Principal Real Estate Income Fund	Statement of Investments

April 30, 2019 (Unaudited)

Description	Shares	Value (Note 2)
REITS-Diversified (continued)
Cromwell Property Group	1,883,077	$1,493,410
Crown Castle International Corp.	10,353	1,302,200
Dexus	73,000	643,267
Dream Industrial Real Estate Investment Trust	167,700	1,442,042
EPR Properties	16,000	1,261,760
Equinix, Inc.	1,850	841,195
Klepierre SA	29,535	1,049,115
LondonMetric Property PLC	145,000	382,320
Mapletree Logistics Trust	448,300	487,820
Merlin Properties Socimi SA	122,000	1,662,549
Mitsui Fudosan Logistics Park, Inc.	178	564,864
Nomura Real Estate Master Fund	239	349,934
Segro PLC	75,376	666,802
VICI Properties, Inc.	65,221	1,487,039
Weyerhaeuser Co.	28,139	754,125
		17,779,219
REITS-Health Care (2.48%)
Physicians Realty Trust	58,000	1,047,480
Primary Health Properties PLC	138,725	237,700
Sabra Health Care REIT, Inc.	57,388	1,122,509
Welltower, Inc.	16,172	1,205,299
		3,612,988
REITS-Hotels (1.05%)
Far East Hospitality Trust	836,000	405,676
Japan Hotel REIT Investment Corp.	1,030	838,646
Sunstone Hotel Investors, Inc.	20,000	288,000
		1,532,322
REITS-Manufactured Homes (0.63%)
Sun Communities, Inc.	7,443	916,084

REITS-Mortgage (0.19%)
Two Harbors Investment Corp.	20,170	279,556

REITS-Office Property (4.36%)
Alexandria Real Estate Equities, Inc.	7,199	1,025,066
City Office REIT, Inc.	154,362	1,790,599
Daiwa Office Investment Corp.	50	337,089
Inmobiliaria Colonial SA	80,000	860,940
Kilroy Realty Corp.	7,300	561,443
MCUBS MidCity Investment Corp.	1,425	1,304,816
Sekisui House Reit, Inc.	648	467,116
		6,347,069
REITS-Regional Malls (2.56%)
Macerich Co.	14,326	575,045
Simon Property Group, Inc.	5,461	948,576

10	www.principalcef.com

Principal Real Estate Income Fund	Statement of Investments

April 30, 2019 (Unaudited)

Description	Shares	Value (Note 2)
REITS-Regional Malls (continued)
Tanger Factory Outlet Centers, Inc.	69,000	$1,246,140
Taubman Centers, Inc.	19,286	950,800
		3,720,561
REITS-Shopping Centers (2.35%)
CapitaLand Retail China Trust	239,500	265,896
Fortune Real Estate Investment Trust	299,000	387,242
Kenedix Retail REIT Corp.	236	571,171
Link REIT	131,500	1,533,787
NewRiver REIT PLC	219,556	657,061
		3,415,157
REITS-Single Tenant (0.71%)
Spirit Realty Capital, Inc.	25,400	1,027,684

REITS-Storage (0.48%)
CubeSmart	22,000	702,020

REITS-Warehouse/Industrials (4.88%)
Industrial Logistics Properties Trust	104,237	2,069,105
Macquarie Mexico Real Estate Management SA de CV(b)(c)	522,900	620,328
PLA Administradora Industrial S de RL de CV	278,500	464,956
Prologis, Inc.	32,305	2,476,824
WPT Industrial Real Estate Investment Trust	106,800	1,465,296
		7,096,509
Storage/Warehousing (0.21%)
Safestore Holdings PLC	36,000	302,320

TOTAL COMMON STOCKS
(Cost $65,020,351)		71,809,640

Description	Rate	Maturity Date	Principal Amount	Value (Note 2)
COMMERCIAL MORTGAGE BACKED SECURITIES (90.46%)
Commercial Mortgage Backed Securities-Other (13.06%)
Bank of America Commercial Mortgage Trust 2008-1(d)	6.790%	02/10/51	$81,510	$81,612
DBJPM Mortgage Trust 2017-C6(d)(e)	1.176%	06/10/27	26,084,576	1,538,985
FHLMC Multifamily Structured Pass Through Certificates:
2012-K052(d)(e)	1.668%	01/25/26	9,690,000	883,684
2012-K710(d)(e)	1.730%	06/25/19	26,097,307	14,007
2011-KAIV(d)(e)	3.615%	06/25/21	9,000,000	629,919
JPMorgan Chase Commercial Mortgage Securities Trust:
2017-JP6(d)(e)	1.467%	05/15/27	11,861,410	728,898
2013-C15(b)(d)(e)	1.811%	10/15/23	11,500,000	689,073

Semi-Annual Report | April 30, 2019	11

Principal Real Estate Income Fund	Statement of Investments

April 30, 2019 (Unaudited)

Description	Rate	Maturity Date	Principal Amount	Value (Note 2)
Commercial Mortgage Backed Securities-Other (continued)
2014-C21(b)(d)	3.900%	07/15/24	$12,747,500	$9,405,946
2006-CB17(d)	5.489%	12/12/43	1,196,371	992,988
LB Commercial Mortgage Trust 2007-C3(d)	6.094%	07/15/44	165,350	167,345
LB-UBS Commercial Mortgage Trust 2006-C7	5.407%	11/15/38	1,181,208	866,905
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20(b)(d)(e)	1.761%	02/15/25	23,967,000	1,753,610
Morgan Stanley Capital I Trust 2016-UB11(b)(d)(e)	1.500%	08/15/26	13,495,500	1,241,865
				18,994,837
Commercial Mortgage Backed Securities-Subordinated (77.40%)
BANK:
2018-BN12(b)(d)	3.053%	05/15/28	2,500,000	1,709,316
2017-BNK9(b)	3.367%	03/15/28	5,000,000	3,404,916
2017-BNK5(b)(d)	4.399%	07/15/27	7,500,000	5,298,994
BANK 2017-BNK5 2017-BNK5(b)(d)	3.078%	06/15/27	3,000,000	2,564,723
Bank of America Commercial Mortgage Trust 2016-UB10(b)	3.000%	05/15/26	3,500,000	3,000,689
BENCHMARK Mortgage Trust 2018-B1(b)(d)	3.000%	01/15/28	11,500,000	7,703,311
CFCRE Commercial Mortgage Trust:
2016-C3(b)(d)	3.052%	01/10/26	5,484,000	4,617,632
2016-C7(b)(d)	4.581%	12/10/26	1,500,000	1,387,479
Commercial Mortgage Pass Through Certificates 2014-CR14(b)(d)	3.496%	01/10/24	2,000,000	1,445,414
Commercial Mortgage Trust:
2014-UBS5(b)	3.495%	09/10/24	2,715,000	2,342,130
2013-LC6(b)	3.500%	01/10/23	1,350,000	1,128,923
2014-LC17(b)	3.687%	09/10/24	2,780,000	2,467,525
2012-CR2(b)	4.250%	08/15/22	1,900,000	1,601,426
2013-CR11(b)(d)	4.371%	10/10/23	5,108,000	4,531,453
2012-CR5(b)(d)	4.465%	12/10/22	4,492,405	3,737,207
2014-CR17(b)(d)	4.479%	05/10/24	2,600,000	2,080,979
2014-UBS2(b)(d)	5.169%	02/10/24	2,932,500	2,710,284
CSAIL Commercial Mortgage Trust 2015-C4(d)	3.734%	11/15/25	5,000,000	4,444,546
Goldman Sachs Mortgage Securities Trust:
2014-GC22(b)	3.582%	06/10/47	8,326,000	6,052,237
2013-GC14(b)(d)	4.907%	08/10/23	2,000,000	1,733,497
2014-GC20(b)(d)	5.131%	04/10/47	8,505,000	7,418,615
2013-GC16(b)(d)	5.488%	11/10/46	2,342,405	2,490,814
JPMorgan Chase Commercial Mortgage Securities Trust:
2013-C15(b)	3.500%	10/15/23	2,500,000	2,002,110
2013-C16(b)(d)	3.744%	11/15/23	1,433,000	1,258,823

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Principal Real Estate Income Fund	Statement of Investments

April 30, 2019 (Unaudited)

Description	Rate	Maturity Date	Principal Amount	Value (Note 2)
Commercial Mortgage Backed Securities-Subordinated (continued)
2013-C16(b)(d)	5.195%	11/15/23	$2,117,483	$2,161,389
Morgan Stanley Bank of America Merrill Lynch Trust:
2017-C34(b)(d)	3.300%	10/15/27	3,450,000	2,243,542
2013-C8(b)(d)	4.194%	02/15/23	3,000,000	2,997,666
2015-C26(b)(d)	4.552%	10/15/25	3,576,000	2,754,194
Morgan Stanley Capital I Trust 2016-UB11(b)(d)	2.846%	08/15/26	5,000,000	3,585,061
Wells Fargo Commercial Mortgage Trust:
2014-LC18(b)	2.840%	01/15/25	8,635,000	6,215,004
2015-NXS3(b)	3.153%	09/15/57	1,500,000	1,249,829
2015-C31	3.852%	11/15/25	2,886,000	2,545,491
2015-NXS1(d)	4.236%	04/15/25	3,440,000	3,292,733
Wells Fargo Commercial Mortgage Trust 2015-C31 2015-C31(b)(d)	4.761%	11/15/25	3,000,000	2,302,393
WFRBS Commercial Mortgage Trust 2014-C20(b)	3.986%	05/15/24	7,650,000	6,077,372
				112,557,717

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES
(Cost $120,522,778)				131,552,554

Description	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (1.72%)
State Street Institutional Treasury Plus Money Market Fund	2.346%	2,498,667	2,498,667

TOTAL SHORT TERM INVESTMENTS
(Cost $2,498,667)			2,498,667

TOTAL INVESTMENTS (141.56%)
(Cost $188,041,796)			$205,860,861

Liabilities in Excess of Other Assets (-41.56%)			(60,435,729)
NET ASSETS (100.00%)			$145,425,132

(a)	Non-income producing security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. The total value of Rule 144A securities amounts $116,208,383, which represents approximately 79.91% of net assets as of April 30, 2019.

Semi-Annual Report | April 30, 2019	13

Principal Real Estate Income Fund	Statement of Investments

April 30, 2019 (Unaudited)

(c)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of April 30, 2019, the aggregate market value of those securities was $842,942 representing 0.58% of net assets.
(d)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at April 30, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(e)	Interest only security.

See Notes to Financial Statements.

14	www.principalcef.com

Principal Real Estate Income Fund

Statement of Assets and Liabilities	April 30, 2019 (Unaudited)

ASSETS:
Investments, at value	$205,860,861
Receivable for investments sold	3,489
Interest receivable	674,834
Dividends receivable	212,836
Prepaid and other assets	40,611
Total Assets	206,792,631

LIABILITIES:
Loan payable (Note 3)	60,000,000
Interest due on loan payable	91,881
Payable for investments purchased	967,462
Payable to adviser	176,690
Payable to administrator	36,348
Payable to transfer agent	5,625
Payable for trustee fees	25,062
Other payables	64,431
Total Liabilities	61,367,499
Net Assets	$145,425,132

NET ASSETS CONSIST OF:
Paid-in capital	$129,187,266
Total distributable earnings	16,237,866
Net Assets	$145,425,132

PRICING OF SHARES:
Net Assets	$145,425,132
Common shares of beneficial interest outstanding (unlimited number of shares authorized, no par value per share)	6,899,800
Net asset value per share	$21.08

Cost of Investments	$188,041,796

See Notes to Financial Statements.

Semi-Annual Report | April 30, 2019	15

Principal Real Estate Income Fund	Statement of Operations

For the Six Months Ended April 30, 2019 (Unaudited)

INVESTMENT INCOME:
Interest	$4,961,807
Dividends (net of foreign withholding tax of $82,735)	1,585,764
Total Investment Income	6,547,571

EXPENSES:
Investment advisory fees	1,035,665
Interest on loan	1,076,357
Commitment fee on loan	7,542
Administration fees	167,982
Transfer agent fees	13,329
Audit fees	15,866
Legal fees	54,547
Custodian fees	11,698
Trustee fees	59,269
Printing fees	20,120
Insurance fees	14,009
Other	24,659
Total Expenses	2,501,043
Net Investment Income	4,046,528

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain/(loss) on:
Investments	798,300
Foreign currency transactions	(2,696)
Net realized gain	795,604
Net change in unrealized appreciation on:
Investments	10,315,401
Translation of assets and liabilities denominated in foreign currencies	1,731
Net change in unrealized appreciation	10,317,132
Net Realized and Unrealized Gain on Investments and Foreign Currency	11,112,736
Net Increase in Net Assets Resulting from Operations	$15,159,264

See Notes to Financial Statements.

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Principal Real Estate Income Fund

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018

OPERATIONS:
Net investment income	$4,046,528	$7,427,479
Net realized gain on investments and foreign currency transactions	795,604	2,129,666
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	10,317,132	484,729
Net increase in net assets resulting from operations	15,159,264	10,041,874

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders	(4,553,868)	(8,127,155)
From tax return of capital	–	(980,580)
Net decrease in net assets from distributions to shareholders	(4,553,868)	(9,107,735)

Net Increase in Net Assets	10,605,396	934,139

NET ASSETS:
Beginning of period	134,819,736	133,885,597
End of period	$145,425,132	$134,819,736

OTHER INFORMATION:
Share Transactions:
Shares outstanding - beginning of period	6,899,800	6,899,800
Net increase in shares outstanding	–	–
Shares outstanding - end of period	6,899,800	6,899,800

See Notes to Financial Statements.

Semi-Annual Report | April 30, 2019	17

Principal Real Estate Income Fund	Statement of Cash Flows

For the Six Months Ended April 30, 2019 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$15,159,264
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of investment securities	(14,041,054)
Proceeds from disposition of investment securities	14,170,921
Net proceeds from short-term investment securities	1,141,354
Net realized (gain)/loss on:
Investments	(798,300)
Foreign currency transactions	2,696
Net change in unrealized appreciation on:
Investments	(10,315,401)
Amortization of premiums and accretion of discounts on investments	(839,846)
(Increase)/Decrease in assets:
Interest receivable	79,970
Dividends receivable	(18,002)
Prepaid and other assets	(18,378)
Increase/(Decrease) in liabilities:
Interest due on loan payable	4,615
Payable to transfer agent	2,500
Payable to adviser	1,648
Payable to administrator	578
Payable for trustee fees	(3,419)
Other payables	(7,250)
Net cash provided by operating activities	$4,521,896

CASH FLOWS USED IN FINANCING ACTIVITIES:
Cash distributions paid	$(4,553,868)
Net cash used in financing activities	$(4,553,868)

Effect of exchange rates on cash	$(1)

Net decrease in cash	$(31,973)
Cash and Foreign Currency, beginning balance	$31,973
Cash and Foreign Currency, ending balance	$–

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest from bank borrowing	$1,071,742

See Notes to Financial Statements.

18	www.principalcef.com

Intentionally Left Blank

Principal Real Estate Income Fund

Net asset value - beginning of period
Income/(loss) from investment operations:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total income from investment operations

Less distributions to common shareholders:
From net investment income
From net realized gains
From tax return of capital
Total distributions
Net increase/(decrease) in net asset value
Net asset value - end of period
Market price - end of period

Total Return(b)
Total Return - Market Price(b)

Supplemental Data:
Net assets, end of period (in thousands)
Ratios to Average Net Assets:
Total expenses
Total expenses excluding interest expense
Net investment income
Total expenses to average managed assets(d)
Portfolio turnover rate
Borrowings at End of Period
Aggregate Amount Outstanding (in thousands)
Asset Coverage Per $1,000 (in thousands)

(a)	Calculated using average shares throughout the period.

(b)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. For purposes of this calculation, dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any.

(c)	Annualized.

(d)	Average managed assets represent net assets applicable to common shares plus average amount of borrowings during the period.

(e)	Not annualized.

See Notes to Financial Statements.

20	www.principalcef.com

Financial Highlights

For a share outstanding throughout the periods presented.

For the Six Months Ended April 30, 2019 (Unaudited)		For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014

$19.54		$19.40	$19.02	$19.88	$21.02	$19.68

0.59		1.08	0.99	1.35	1.46	1.57
1.61		0.38	1.10	(0.47)	(0.87)	1.44
2.20		1.46	2.09	0.88	0.59	3.01

(0.66)		(1.18)	(1.51)	(1.74)	(1.67)	(1.67)
–		–	(0.03)	–	(0.06)	–
–		(0.14)	(0.17)	–	–	–
(0.66)		(1.32)	(1.71)	(1.74)	(1.73)	(1.67)
1.54		0.14	0.38	(0.86)	(1.14)	1.34
$21.08		$19.54	$19.40	$19.02	$19.88	$21.02
$18.76		$16.97	$17.09	$16.62	$17.56	$19.34

11.98%		8.67%	12.46%	5.94%	3.61%	16.82%
14.74%		7.13%	13.37%	4.80%	(0.54%)	19.10%

$145,425		$134,820	$133,886	$131,260	$137,178	$145,023

3.63	%(c)	3.41%	3.03%	2.82%	2.59%	2.59%
2.07	%(c)	2.09%	2.06%	2.07%	2.08%	2.04%
5.87	%(c)	5.49%	5.18%	7.04%	7.02%	7.74%
2.54	%(c)	2.36%	2.09%	1.94%	1.83%	1.81%
7	%(e)	37%	45%	41%	22%	18%

$60,000		$60,000	$60,000	$60,000	$60,000	$60,000
$3,424		$3,247	$3,231	$3,188	$3,286	$3,417

Semi-Annual Report | April 30, 2019	21

Principal Real Estate Income Fund	Notes to Financial Statements

April 30, 2019 (Unaudited)

1. ORGANIZATION

Principal Real Estate Income Fund (the “Fund”) is a Delaware statutory trust registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s investment objective is to seek to provide high current income, with capital appreciation as a secondary investment objective, by investing in commercial real estate related securities.

Investing in the Fund involves risks, including exposure to below-investment grade investments. The Fund’s net asset value per share will vary and its distribution rate may vary and both may be affected by numerous factors, including changes in the market spread over a specified benchmark, market interest rates and performance of the broader equity markets. Fluctuations in net asset value may be magnified as a result of the Fund’s use of leverage.

2. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates: The financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and reported amount of increase or decrease in net assets from operations during the period reported. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on April 30, 2019.

Portfolio Valuation: The net asset value per Common Share of the Fund is determined no less frequently than daily, on each day that the NYSE is open for trading, as of the close of regular trading on the NYSE (normally 4:00 p.m. New York time). The Fund’s net asset value per Common Share is calculated in the manner authorized by the Fund’s Board of Trustees (the “Board”). Net asset value per share is computed by dividing the value of the Fund’s total assets, less its liabilities by the number of shares outstanding.

The Board has established the following procedures for valuation of the Fund’s assets under normal market conditions. Marketable securities listed on foreign or U.S. securities exchanges generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and ask prices on the exchange where such securities are primarily traded.

The Fund values commercial mortgage-backed securities and other debt securities not traded in an organized market on the basis of valuations provided by an independent pricing service, approved by the Board, which uses information with respect to transactions in such securities, interest rate movements, new issue information, cash flows, yields, spreads, credit quality, and other pertinent information as determined by the pricing service, in determining value. If the independent primary or secondary pricing service is unable to provide a price for a security, if the price provided by the independent primary or secondary pricing service is deemed unreliable, or if events occurring after the close of the market for a security but before the time as of which the Fund values its Common Shares would materially affect net asset value, such security will be valued at its fair value as determined in good faith under procedures approved by the Board.

22	www.principalcef.com

Principal Real Estate Income Fund	Notes to Financial Statements

April 30, 2019 (Unaudited)

When applicable, fair value of an investment is determined by the Fund’s Fair Valuation Committee as a designee of the Board. In fair valuing the Fund’s investments, consideration is given to several factors, which may include, among others, the following: the fundamental business data relating to the issuer, borrower, or counterparty; an evaluation of the forces which influence the market in which the investments are purchased and sold; the type, size and cost of the investment; the information as to any transactions in or offers for the investment; the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies; the coupon payments, yield data/cash flow data; the quality, value and salability of collateral, if any, securing the investment; the business prospects of the issuer, borrower, or counterparty, as applicable, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s, borrower’s, or counterparty’s management; the prospects for the industry of the issuer, borrower, or counterparty, as applicable, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; one or more independent broker quotes for the sale price of the portfolio security; and other relevant factors.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income from foreign securities will be recorded, in the exercise of reasonable diligence, as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income, which includes amortization of premium and accretion of discount, is recorded on the accrual basis. Discounts and premiums on CMBS purchased are accreted or amortized to income based on effective maturity of the respective securities. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the specific identification method for both financial reporting and tax purposes.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Semi-Annual Report | April 30, 2019	23

Principal Real Estate Income Fund	Notes to Financial Statements

April 30, 2019 (Unaudited)

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2019:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$71,809,640	$–	$–	$71,809,640
Commercial Mortgage Backed Securities	–	131,552,554	–	131,552,554
Short Term Investments	2,498,667	–	–	2,498,667
Total	$74,308,307	$131,552,554	$–	$205,860,861

*	See Statement of Investments for industry classifications.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value, and there were no transfers into or out of Level 3, during the six months ended April 30, 2019.

Commercial Mortgage Backed Securities (“CMBS”): As part of its investments in commercial real estate related securities, the Fund will invest in CMBS which are subject to certain risks associated with direct investments in CMBS. A CMBS is a type of mortgage-backed security that is secured by a loan (or loans) on one or more interests in commercial real estate property. Investments in CMBS are subject to the various risks which relate to the pool of underlying assets in which the CMBS represents an interest. CMBS may be backed by obligations (including certificates of participation in obligations) that are principally secured by commercial real estate loans or interests therein having multi-family or commercial use. Securities backed by commercial real estate assets are subject to securities market risks as well as risks similar to those of direct ownership of commercial real estate loans because those securities derive their cash flows and value from the performance of the commercial real estate underlying such investments and/or the owners of such real estate.

Real Estate Investment Trusts (“REITs”): As part of its investments in real estate related securities, the Fund will invest in REITs and is subject to certain risks associated with direct investment in REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investors’ capital to acquire, develop and/or finance real estate and provide services to their tenants. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., regional malls, shopping centers, office buildings, apartment buildings and industrial warehouses. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

24	www.principalcef.com

Principal Real Estate Income Fund	Notes to Financial Statements

April 30, 2019 (Unaudited)

As REITs generally pay a higher rate of dividends than most other operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio that is comprised of REIT shares. Distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital.

Dividend income from REITs is recognized on the ex-dividend date. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in REITs are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

The performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. Due to the Fund’s investments in REITs, the Fund may also make distributions in excess of the Fund’s earnings and capital gains. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s Common Shares and, after that basis has been reduced to zero, will constitute capital gains to the Common Shareholder.

Concentration Risk: The Fund invests in companies in the real estate industry, which may include CMBS, REITs, REIT-like structures, and other securities that are secured by, or otherwise have exposure to, real estate. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory changes, or economic conditions affecting CMBS, REITs, REIT-like structures, and real estate more generally, will have a significant impact on the Fund’s performance.

Foreign Currency Risk: The Fund expects to invest in securities denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates may affect the value of securities owned by the Fund, the unrealized appreciation or depreciation of investments and gains on and income from investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. These risks often are heightened for investments in smaller, emerging capital markets.

Semi-Annual Report | April 30, 2019	25

Principal Real Estate Income Fund	Notes to Financial Statements

April 30, 2019 (Unaudited)

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of the exchanges at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to a Fund include the potential inability of the counterparty to meet the terms of the contract.

3. LEVERAGE

Under normal market conditions, the Fund’s policy is to utilize leverage through Borrowings and the issuance of preferred shares in an amount that represents up to 33 1/3% of the Fund’s total assets, including proceeds from such Borrowings and issuances (or approximately 50% of the Fund’s net assets). It is possible that the assets of the Fund will decline due to market conditions such that this 33 1/3% limit will be exceeded. In that case, the leverage risk to shareholders will increase. Borrowings will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased. In certain cases, interest costs may exceed the return received on the securities purchased.

The Fund maintains a $70,000,000 line of credit with State Street Bank and Trust Company (“SSB”), which by its terms expires on September 13, 2019, subject to the restrictions and terms of the credit agreement. As of April 30, 2019, the Fund has drawn down $60,000,000 from the SSB line of credit, which was the maximum borrowing outstanding during the period. The Fund is charged an interest rate of 1.00% (per annum) above the one-month LIBOR (London Interbank Offered Rate) of 2.482%, as of the last renewal date, for borrowing under this credit agreement, on the last day of the interest period. The Fund is charged a commitment fee on the average daily unused balance of the line of credit at the rate of 0.15% (per annum). The Fund pledges its investment securities as the collateral for the line of credit per the terms of the agreement. The average annualized interest rate charged and the average outstanding loan payable for the six months ended April 30, 2019, was as follows:

Average Interest Rate	3.465%
Average Outstanding Loan Payable	$60,000,000

26	www.principalcef.com

Principal Real Estate Income Fund	Notes to Financial Statements

April 30, 2019 (Unaudited)

4. INVESTMENT ADVISORY AND OTHER AGREEMENTS

ALPS Advisors, Inc. (“AAI”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, AAI receives an annual investment advisory fee of 1.05% based on the Fund’s average Total Managed Assets (as defined below). Pursuant to an Investment Sub-Advisory Agreement, AAI has retained Principal Real Estate Investors, LLC (“PrinRei”) as the Fund’s sub-advisor and pays PrinRei an annual fee of 0.55% based on the Fund’s average Total Managed Assets.

ALPS Fund Services, Inc. (“AFS”), an affiliate of AAI, serves as administrator to the Fund. Under an Administration, Bookkeeping and Pricing Services Agreement, AFS is responsible for calculating the net asset values, providing additional fund accounting and tax services, and providing fund administration and compliance-related services to the Fund. AFS is entitled to receive a monthly fee, accrued daily based on the Fund’s Average Total Managed Assets, as defined below, plus a fixed fee for completion of certain regulatory filings and reimbursement for certain out-of-pocket expenses.

DST Systems, Inc. (“DST”), the parent company of AAI and AFS, serves as the Transfer Agent to the Fund. Under the Transfer Agency Agreement, DST is responsible for maintaining all shareholder records of the Fund. DST is entitled to receive an annual minimum fee of $22,500 plus out-of-pocket expenses. DST is a wholly-owned subsidiary of SS&C Technologies Holdings, Inc. (“SS&C”), a publicly traded company listed on the NASDAQ Global Select Market.

The Fund pays no salaries or compensation to any of its interested Trustee or Officers. The three independent Trustees of the Fund receive an annual retainer of $21,000 and an additional $4,000 for attending each meeting of the Board. In addition to the Attendance Fee, the Chairman of the Board will be paid a meeting fee of $1,125 for each Board Meeting and the Chairman of the Audit Committee of the Board will be paid a meeting attendance fee of $1,125 for each Meeting of the Audit Committee of the Board. The independent Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings of the Board.

A Trustee and certain Officers of the Fund are also officers of AAI and AFS.

Total Managed Assets: For these purposes, the term Total Managed Assets is defined as the value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than aggregate liabilities representing Limited Leverage, as defined below), calculated as of 4:00 p.m. Eastern time on such day or as of such other time or times as the Board may determine in accordance with the provisions of applicable law and of the declaration and bylaws of the Fund and with resolutions of the Board as from time to time in force. Under normal market conditions, the Fund’s policy is to utilize leverage through Borrowings (as defined below) and through the issuance of preferred shares (if any) in an amount that represents approximately 33 1/3% of the Fund’s total assets, including proceeds from such Borrowings and issuances (or approximately 50% of the Fund’s net assets) (collectively, “Limited Leverage”). “Borrowings” are defined to include: amounts received by the Fund pursuant to loans from banks or other financial institutions; amounts borrowed from banks or other parties through reverse repurchase agreements; amounts received by the Fund from the Fund’s issuance of any senior notes or similar debt securities. Other than with respect to reverse repurchase agreements, Borrowings do not include trading practices or instruments that, according to the SEC or its staff, may cause senior securities concerns, and are intended to include transactions that are subject to the asset coverage requirements in Section 18 of the 1940 Act for the issuance of senior securities evidencing indebtedness (e.g., bank borrowings and the Fund’s issuance of any senior notes or similar securities) and senior securities in the form of stock (e.g., the Fund’s issuance of preferred shares).

Semi-Annual Report | April 30, 2019	27

Principal Real Estate Income Fund	Notes to Financial Statements

April 30, 2019 (Unaudited)

5. DISTRIBUTIONS

The Fund intends to make a level monthly distribution to Common Shareholders after payment of interest on any outstanding borrowings or dividends on any outstanding preferred shares. Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund may also retain cash reserves if deemed appropriate by PrinRei to meet the terms of any leverage or derivatives transactions. Such distributions shall be administered by DST. While a portion of the Fund’s distributed income may qualify as qualified dividend income, all or a portion of the Fund’s distributed income may also be fully taxable. Any such income distributions, as well as any distributions by the Fund of net realized short-term capital gains, will be taxed as ordinary income. A portion of the distributions the Fund receives from its investments may be treated as return of capital. While the Fund anticipates distributing some or all of such return of capital, it is not required to do so in order to maintain its status as a regulated investment company under Subchapter M of the Code.

The Fund has a managed distribution plan in accordance with AAI’s Section 19(b) exemptive order described below (the “Managed Distribution Plan”). Under the Managed Distribution Plan, to the extent that sufficient investment income is not available on a monthly basis, the Fund will make regular monthly distributions, which may consist of long-term capital gains and/or return of capital in order to maintain the distribution rate. In accordance with the Managed Distribution Plan, the Fund made monthly distributions to common shareholders at a fixed monthly rate of $0.11 per common share for the six months ended April 30, 2019.

The amount of the Fund's distributions pursuant to the Managed Distribution Plan are not related to the Fund's performance and, therefore, investors should not make any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Managed Distribution Plan. The Board may amend, suspend or terminate the Managed Distribution Plan at any time without notice to shareholders.

AAI has received an order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b- 1 thereunder to permit the Fund, subject to certain terms and conditions, to include realized long-term capital gains as a part of its regular distributions to its stockholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). To the extent that the Fund relies on the exemptive order, the Fund will be required to comply with the terms and conditions therein, which, among other things, requires the Fund to make certain disclosures to shareholders and prospective shareholders regarding distributions, and would require the Board to make determinations regarding the appropriateness of the use of the distribution policy. Under such a distribution policy, it is possible that the Fund might distribute more than its income and net realized capital gains; therefore, distributions to shareholders may result in a return of capital. The amount treated as a return of capital will reduce a shareholder’s adjusted basis in the shareholder’s shares, thereby increasing the potential gain or reducing the potential loss on the sale of shares. There is no assurance that the Fund will continue to rely on the exemptive order in the future.

28	www.principalcef.com

Principal Real Estate Income Fund	Notes to Financial Statements

April 30, 2019 (Unaudited)

Subsequent to April 30, 2019, the Fund paid the following distributions:

Ex-Date	Record Date	Payable Date	Rate (per share)
May 16, 2019	May 17, 2019	May 31, 2019	$0.11
June 13, 2019	June 14, 2019	June 28, 2019	$0.11

6. CAPITAL TRANSACTIONS

The Fund is a statutory trust established under the laws of the state of Delaware by an Agreement and Declaration of Trust dated August 31, 2012, as amended and restated through the date hereof. The Declaration of Trust provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of Common Shares. The Fund intends to hold annual meetings of Common Shareholders in compliance with the requirements of the NYSE.

Additional shares of the Fund may be issued under certain circumstances pursuant to the Fund’s Dividend Reinvestment Plan, as defined within the Fund’s organizational documents. Additional information concerning the Dividend Reinvestment Plan is included within this report.

7. PORTFOLIO INFORMATION

For the six months ended April 30, 2019, the cost of purchases and proceeds from sales of securities, excluding short-term securities, were as follows:

Purchases	Sales
$15,008,516	$14,098,916

8. TAXES

Classification of Distributions: Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

Semi-Annual Report | April 30, 2019	29

Principal Real Estate Income Fund	Notes to Financial Statements

April 30, 2019 (Unaudited)

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end and are not available for the six months ended April 30, 2019.

The tax character of distributions paid during the year ended October 31, 2018 was as follows:

For the Year Ended October 31, 2018
Ordinary Income	$8,127,155
Return of Capital	980,580
Total	$9,107,735

Tax Basis of Investments: Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of April 30, 2019, were as follows:

Cost of investments for income tax purposes	$188,053,993
Gross appreciation on investments (excess of value over tax cost)	$21,201,429
Gross depreciation on investments (excess of tax cost over value)	(3,394,561)
Net unrealized appreciation on investments	$17,806,868

The differences between book-basis and tax-basis are primarily due to wash sales and passive foreign investment companies. In addition, certain tax cost basis adjustments are finalized at fiscal year-end and therefore have not been determined as of April 30, 2019.

Federal Income Tax Status: For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Code by distributing substantially all of its investment company taxable net income and realized gain, not offset by capital loss carryforwards, if any, to its shareholders. No provision for federal income taxes has been made.

As of and during the six months ended April 30, 2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

30	www.principalcef.com

Principal Real Estate Income Fund	Dividend Reinvestment Plan

April 30, 2019 (Unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting DST Systems, Inc. (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers may automatically elect to receive cash on behalf of Common Shareholders and may re-invest that cash in additional Common Shares.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

Semi-Annual Report | April 30, 2019	31

Principal Real Estate Income Fund	Dividend Reinvestment Plan

April 30, 2019 (Unaudited)

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator.

32	www.principalcef.com

Principal Real Estate Income Fund	Additional Information

April 30, 2019 (Unaudited)

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q or N-PORT within 60 days after the end of the period. Copies of the Fund’s Form N-Q or N-PORT are available without a charge, upon request, by contacting the Fund at 1-855-838-9485 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N–Q or N-PORT at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

PROXY VOTING

A description of the Fund’s proxy voting policies and procedures is available (1) without charge, upon request, by calling 1-855-838-9485, (2) on the Fund’s website located at http://www.principalcef.com, or (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30th is available on the SEC’s website at http://www.sec.gov.

SECTION 19(a) NOTICES

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for the Fund. The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the calendar year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Per Share Cumulative Distributions for the Six Months Ended April 30, 2019					Percentage of the Total Cumulative Distributions for the Six Months Ended April 30, 2019
Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total Per Share
$0.5402	$0.0000	$0.0000	$0.1198	$0.6600	81.85%	00.00%	00.00%	18.15%	100.00%

Semi-Annual Report | April 30, 2019	33

Principal Real Estate Income Fund	Additional Information

April 30, 2019 (Unaudited)

STOCKHOLDER MEETING RESULTS

On April 12, 2019 the Fund held a Meeting of Stockholders to consider the proposal set forth below. The following votes were recorded:

Proposal 1: The election of Ernest J. Scalberg as a Trustee of the Fund to a three-year term to expire at the Fund’s 2022 Annual Meeting of Stockholders or until his successor is duly elected and qualified.

	Shares Voted	% of Shares Voted
For	5,656,247.775	97.395%
Against	0.000	0.000%
Abstain	151,319.002	2.605%
Total	5,807,566.777	100.000%

UNAUDITED TAX INFORMATION

Of the distributions paid by the Fund from ordinary income for the calendar year ended December 31, 2018, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income:

	Dividend Received Deduction	Qualified Dividend Income
Principal Real Estate Income Fund	0.50%	6.96%

In early 2019, if applicable, shareholders of record should have received this information for the distributions paid to them by the Fund during the calendar year 2018 via Form 1099. The Fund will notify shareholders in early 2020 of amounts paid to them by the Fund, if any, during the calendar year 2019.

DATA PRIVACY POLICIES AND PROCEDURES

Policy Statement: The Principle Real Estate Income Fund (the “Fund”) has in effect the following policy with respect to nonpublic personal information about its customers:

●	Only such information received from customers, through application forms or otherwise, and information about customers’ Fund transactions will be collected.

●	None of such information about customers (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

●	Policies and procedures (including physical, electronic and procedural safeguards) are in place and designed to protect the confidentiality and properly disposal of such information.

●	The Fund does not currently obtain consumer information. If the Fund were to obtain consumer information at any time in the future, it would employ appropriate procedural safeguards that comply with federal standards to protect against unauthorized access to and properly dispose of consumer information.

34	www.principalcef.com

Principal Real Estate Income Fund	Additional Information

April 30, 2019 (Unaudited)

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company, located at State Street Financial Center, One Lincoln Street, Boston, MA 02111, serves as the Fund’s custodian and will maintain custody of the securities and cash of the Fund.

DST Systems, Inc., located at 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105, serves as the Fund’s transfer agent and registrar.

LEGAL COUNSEL

Dechert LLP, located at 1095 Avenue of the Americas, New York, New York 10036, serves as legal counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd. is the independent registered public accounting firm for the Fund.

Semi-Annual Report | April 30, 2019	35

Item 2.	Code of Ethics.

Not applicable to semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a)	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b)	Not applicable to the Registrant.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to semi-annual report.

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Trustees.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable to semi-annual report.

(b)	Not applicable to semi-annual report.

Item 13.	Exhibits.

(a)(1)	Not applicable to semi-annual report

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.Cert.

(a)(3)	Not applicable.

(a)(4)	Not applicable

(b)	A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.906Cert.

(c)	Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated November 12, 2014, the 19(a) Notice to Beneficial Owners is attached hereto as Exhibit 13(c).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRINCIPAL REAL ESTATE INCOME FUND

By:	/s/ Jeremy Held
Jeremy Held
President (Principal Executive Officer)

Date:	July 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeremy Held
Jeremy Held
President (Principal Executive Officer)

Date:	July 8, 2019

By:	/s/ Kathryn Burns
Kathryn Burns
Treasurer (Principal Financial Officer)

Date:	July 8, 2019